Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,299,000
Previously Paid Amount	0.00
Total Fee Amount	2,803.3
Total Offset Amount	0.00
Net Fee	$ 2,803.3